Contract liabilities	6 Months Ended
Jun. 30, 2023
Contract liabilities [abstract]
Contracts liabilities
5.12 Contract liabilities
A contract liability has to be recognized, when the customer already provided the consideration or part of the consideration, before an entity has fulfilled its performance obligation (agreed goods or services which should be delivered or provided), resulting from the “contract”.
Development of contract liabilities is presented in the table below:

in € thousand	June 30, 2023	December 31, 2022
BALANCE AS AT JANUARY 1	9,411	128,758
Revenue recognition	(2,779)	(130,678)
Addition	6,074	10,833
Other releases	(1,032)	—
Exchange rate differences	(94)	498
BALANCE AS AT CLOSING DATE	11,580	9,411
Less non-current portion	—	—
CURRENT PORTION	11,580	9,411
In the six months ended June 30, 2023, revenue recognition in the amount of €2.3 million came from the Advanced Purchase Agreement (APA) with the Kingdom of Bahrain. An addition of €4.8 million derived from the Collaboration and License Agreement with Pfizer. The other releases affect a reclassification of contract liabilities to liabilities held for sale in the amount of €1.0 million.
In 2022, revenue recognized in the amount of €116.8 million related to the APA with the European Commission, €2.3 million related to the APA with the Kingdom of Bahrain, €2.0 million related to the agreement with Instituto Butantan and €5.9 million related to the Collaboration and License Agreement with Pfizer. Additions (amounts received for future performance obligations) in 2022 amounting to €4.2 million related to the Collaboration and License Agreement with Pfizer, €2.0 million related to Instituto Butantan, and €3.8 million related to the APA with the Kingdom of Bahrain.